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                                                                   EXHIBIT 10.44

                     FIRST MODIFICATION OF MEMBERS AGREEMENT

         This FIRST MODIFICATION OF MEMBERS AGREEMENT (this "Modification Agreement") is entered into as of October 30, 2000, by and among ACH FOOD COMPANIES, INC. (formerly, AC HUMKO CORP.), a Delaware corporation ("ACH"), INCON TECHNOLOGIES, INC., a Delaware corporation ("InCon"), and BIONUTRICS, INC., a Nevada corporation ("Bionutrics"). All of the parties listed above are herein collectively called the "Parties".

                                    RECITALS

         WHEREAS, ACH and InCon entered into that certain Members Agreement for Incon Processing, L.L.C. dated as of June 25, 1999 (the "Agreement"); and

         WHEREAS, all of the obligations of InCon under the Agreement are guaranteed by Bionutrics under the terms and provisions of that certain Guaranty from Bionutrics dated June 25, 1999, in favor of ACH (the "Guaranty"); and

         WHEREAS, under the terms of Section 4.7 of the Agreement, InCon is obligated to pay to ACH an amount not to exceed US$600,000 upon the occurrence of certain events; and

         WHEREAS, InCon has requested that the Agreement be modified to delete any obligation on the part of InCon under Section 4.7 of the Agreement; and

         WHEREAS, InCon is a wholly owned subsidiary of Bionutrics, and ACH is willing to release InCon from its obligations under Section 4.7 of the Agreement in consideration for Bionutrics issuance to ACH of 300,000 shares of common stock of Bionutrics in accordance with the terms and provisions of the Stock Acquisition Agreement attached hereto as Exhibit A (the "Stock Acquisition Agreement"); and

         WHEREAS, the Parties desire to set forth their agreements with respect to the foregoing recitals.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

         1. From and after the date hereof, InCon is released from, and shall have no further obligations under, the terms and provisions of Section 4.7 of the Agreement. Accordingly, Section 4.7 of the Agreement is hereby deleted in its entirety.
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         2. Notwithstanding the release of InCon and the modification of the
Agreement in accordance with the foregoing provisions, InCon shall remain fully liable for all of its obligations under the Agreement except for its obligations under Section 4.7 of the Agreement.

         3. ACH and Bionutrics hereby agree that from and after the date hereof, the Guaranty shall not cover any of the obligations of InCon set forth in
Section 4.7 of the Agreement.

         4. Bionutrics hereby consents to the release of InCon and to the modification of the Agreement as set forth herein and agrees (i) that each of the obligations of InCon under the Agreement, except for the obligations of InCon under Section 4.7 of the Agreement, shall remain unmodified by this Modification Agreement, (ii) that Bionutrics shall remain fully liable for all of the obligations of InCon under the Agreement, as modified hereby, all in accordance with the terms and provisions of the Guaranty, (iii) nothing contained herein shall release Bionutrics from any of its obligations under the Guaranty, except with respect to the obligations of InCon set forth in Section
4.7 of the Agreement, and (iv) the Guaranty is and shall remain in full force and effect and is and shall remain enforceable against Bionutrics in accordance with its terms.

         5. Contemporaneously herewith Bionutrics and ACH have entered into the Stock Acquisition Agreement and Bionutrics has issued the common stock covered by the Stock Acquisition Agreement, all in consideration for ACH's execution of this Modification Agreement and that certain First Modification of Master Formation Agreement of even date herewith by and among ACH, Bionutrics, InCon, InCon International, Inc. and Nutrition Technology Corporation, and but for the occurrence of all of same, ACH would not have entered into this Modification Agreement.

         6. The terms of this Modification Agreement shall be governed by and construed in accordance with the laws of Delaware.

         7. Except as set forth herein, all of the terms and provisions of the Agreement shall remain in full force and effect and are unmodified hereby.

         8. This Modification Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one instrument.
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         IN WITNESS WHEREOF, the parties below have executed this Modification
Agreement as of the date first set forth above.

                                ACH FOOD COMPANIES (formerly, AC HUMKO
                                CORP.), a Delaware corporation


                                By:      /s/ Wayne Briesemeister
                                         ---------------------------------------
                                         Wayne Briesemeister
                                         Vice President

                                         "ACH"


                                INCON TECHNOLOGIES, INC.,
                                a Delaware corporation

                                By:      /s/ Stephen Bradshaw
                                         ---------------------------------------
                                         Stephen Bradshaw
                                         President & COO

                                                  "InCon"


                                BIONUTRICS, INC.,
                                a Nevada corporation


                                By:      /s/ Ronald H. Lane
                                         ---------------------------------------
                                         Ronald H. Lane
                                         President and Chief Executive Officer

                                                  "Bionutrics"

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